UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2019 (August 5, 2019)

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9705 Loiret Blvd., Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2019, Digital Ally, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with several accredited investors (the “Investors”) providing for the issuance of (i) the Company’s 8% Senior Secured Convertible Promissory Notes due August 4, 2020 (the “Notes”) with a principal face amount of $2,777,777.78, which Notes are, subject to certain conditions, convertible into 1,984,126 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $1.40 (the “Conversion Shares”); (ii) five-year warrants to purchase an aggregate of 571,428 shares of Common Stock (the “Warrant Shares”) at an exercise price of $1.8125, subject to customary adjustments thereunder (the “Warrants”), which Warrants are immediately exercisable upon issuance and on a cashless basis if the Warrants have not been registered 180 days after the date of issuance; and (iii) shares of Common Stock equal to 5% of the aggregate purchase price of the Notes (the “Commitment Shares”), with an aggregate value of $125,000 (the “Commitment Shares”, and collectively with the Notes, the Conversion Shares, the Warrants and the Warrant Shares, the “Securities”). Pursuant to the Purchase Agreement, the Investors are purchasing the Securities for an aggregate purchase price of $2,500,000.

Pursuant to the Purchase Agreement, an aggregate of $1,153,320 in principal amount of Notes (the “Registered Notes”), the Conversion Shares underlying the Registered Notes and all of the Commitment Shares will be issued to the Investors in a registered direct offering (the “Registered Offering”) and registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-225227), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 25, 2018, and was declared effective on June 6, 2018 (the “Shelf Registration Statement”). The Company expects to file the prospectus supplement for the Registered Offering on or about August 5, 2019. Approximately $1,153,320 in original principal amount of our Notes will be issued pursuant to the Shelf Registration Statement.

Pursuant to the Purchase Agreement, the Company will issue to the Investors in a concurrent private placement pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder (the “Private Placement”, and together with the Registered Offering, the “Offering”), the remaining aggregate of $1,624,457.78 in principal amount of other Notes, the shares of Common Stock issuable from time to time upon conversion of such other Notes, the Warrants and the Warrant Shares.

The Company expects the Offering to close on or about August 5, 2019, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors have previously invested in securities of the Company; the Company did not engage in general solicitation or advertising with regard to the issuance and sale of the securities. The Investors represented that they are accredited investors and purchased the securities for investment and not with a view to distribution.

In connection with the Purchase Agreement, the Company and certain of its subsidiaries entered into a security agreement, dated as of August 5, 2019, with the Investors (the “Security Agreement”), pursuant to which the Company and its subsidiaries granted to the Investors a security interest in, among other items, the Company and its subsidiaries’ accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds, as set forth in the Security Agreement. In addition, pursuant to an intellectual property security agreement, dated as of August 5, 2019 (the “IP Security Agreement”), the Company granted to the Investors a continuing security interest in all of the Company’s right, title and interest in, to and under certain of the Company’s trademarks, copyrights and patents. In addition, certain of the Company’s subsidiaries jointly and severally agreed to guarantee and act as surety for the Company’s obligation to repay the Notes pursuant to a subsidiary guarantee (the “Subsidiary Guarantee”).

The foregoing description of the Purchase Agreement, the Security Agreement, the IP Security Agreement, the Subsidiary Guarantee, the Notes (including the Registered Notes), and the Warrants are qualified in their entirety by reference to the full text of such Purchase Agreement, Security Agreement, IP Security Agreement, Subsidiary Guarantee, Notes and Warrants, the forms of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Sullivan & Worcester LLP, relating to the legality of the issuance and sale of the Registered Notes, the Conversion Shares underlying the Registered Notes and the Commitment Shares as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

The prospectus supplement relating to the Registered Offering will be available on the SEC’s web site at http://www.sec.gov.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 4.1	Form of Senior Secured Convertible Promissory Note due August 4, 2020.
Exhibit 4.2	Form of Common Stock Purchase Warrant.
Exhibit 5.1	Opinion of Sullivan & Worcester LLP.
Exhibit 10.1	Form of Securities Purchase Agreement, dated as of August 5, 2019, by and between the Company and the Investors.
Exhibit 10.2	Form of Security Agreement, dated August 5, 2019, by and among the Company, certain of the Company’s subsidiaries and the Secured Parties.
Exhibit 10.3	Form of IP Security Agreement, dated August 5, 2019, by the Company, in favor of the Agent and the Secured Parties.
Exhibit 10.4	Form of Subsidiary Guarantee, dated August 5, 2019, made by certain of the Company’s subsidiaries in favor of the Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ALLY, INC.

Date: August 5, 2019	By:	/s/ STANTON E. ROSS
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer